UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 10, 2023
Date of Report (Date of earliest event reported)

ChampionX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2445 Technology Forest Blvd
Building 4, 12th Floor
The Woodlands, Texas 77381
(Address of principal executive offices and zip code)
(281) 403-5772
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Submission of Matters to a Vote of Security Holders.

On May 10, 2023, the shareholders of ChampionX Corporation (the “Company”) approved the Second Amended and Restated Certificate of Incorporation to (i) adopt majority voting for directors in uncontested elections, (ii) provide for exculpation of corporate officers as permitted by Delaware law, and (iii) require claims brought under the Securities Act of 1933 (the “Securities Act”) be brought only in federal court.

The Board of Directors of the Company also approved Amended and Restated By-Laws of the Company, effective May 10, 2023, to provide for majority voting in uncontested elections of directors and plurality voting in contested elections.

A copy of the approved Second Amended and Restated Certificate of Incorporation, and a copy of the Amended and Restated By-Laws effective May 10, 2023 are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)-(b) The Company’s 2023 Annual Meeting was held on May 10, 2023. Holders of an aggregate of 197,961,521 shares of the Company’s common stock at the close of business on March 13, 2023 were entitled to vote at the meeting, of which 190,865,365, or approximately 96% of the eligible voting shares, were represented in person or by proxy. The final results of the matters voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows:

1.The nine directors nominated to the Board to serve as directors until the Company’s 2024 annual meeting of shareholders were elected:

Nominee	For	Withheld	Broker Non-Vote
Heidi S. Alderman	184,020,833	1,189,405	5,655,127
Mamatha Chamarthi	184,023,872	1,186,366	5,655,127
Carlos A. Fierro	185,038,858	171,380	5,655,127
Gary P. Luquette	181,252,471	3,957,767	5,655,127
Elaine Pickle	185,035,224	175,014	5,655,127
Stuart Porter	184,028,035	1,182,203	5,655,127
Daniel W. Rabun	179,386,152	5,824,086	5,655,127
Sivasankaran Somasundaram	184,010,212	1,200,026	5,655,127
Stephen M. Todd	183,868,414	1,341,824	5,655,127

2.The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to adopt majority voting for directors in uncontested elections was approved:

For	Against	Abstain	Broker Non-Vote
185,114,067	66,414	29,757	5,655,127

3.The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of corporate officers as permitted by Delaware law was approved:

For	Against	Abstain	Broker Non-Vote
149,659,579	35,404,446	146,213	5,655,127

4.The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to require claims brought under the Securities Act be brought only in federal court was approved:

For	Against	Abstain	Broker Non-Vote
162,968,555	22,099,267	142,416	5,655,127

5.The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was ratified:

For	Against	Abstain
190,698,030	62,809	104,526

6.The compensation of the Company’s named executive officers for 2022 (“Say-on-Pay”) was approved on an advisory basis:

For	Against	Abstain	Broker Non-Vote
181,713,634	3,344,546	152,058	5,655,127

7.The advisory vote on the frequency of future Say-on-Pay votes was approved in favor of a one-year frequency:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
181,647,116	29,307	3,422,824	110,991	5,655,127

(d) In light of the results of the advisory vote on the frequency of future Say-on-Pay votes, the Board determined that an advisory vote on our executive compensation will be held annually until the next vote on the frequency of such votes.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Company
3.2	Amended and Restated By-Laws of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionX Corporation

Date:	May 11, 2023	By:	/s/ JULIA WRIGHT
Julia Wright
Senior Vice President, General Counsel and Secretary